Exhibit 10.1

                            ASSIGNMENT AND ASSUMPTION


                  This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between Citizens Bank of Rhode Island (the "Assignor") and Bank of America, N.A. (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Revolving Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

                  For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.       Assignor:                  Citizens Bank of Rhode Island

2.       Assignee:                  Bank of America, N.A.

3.       Borrower(s):               Realty Income Corporation

4.       Administrative Agent:      The Bank of New York, as the administrative
                                    agent under the Credit Agreement

5.       Credit Agreement:          The $200,000,000 Revolving Credit Agreement
                                    dated as of December 14, 1999, as amended, among Realty Income Corporation, the Lenders parties thereto, The Bank of New York as Administrative Agent and as Swing Line Bank, and the other agents parties thereto

6.        Assigned Interest:

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
      Facility Assigned            Aggregate Amount of        Amount of Commitment/Loans     Percentage Assigned of
                                 Commitment/Loans for all              Assigned                 Commitment/Loans
                                         Lenders
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Revolving Credit Commitment    $200,000,000                  $20,000,000                            10.0000  %
----------------------------------------------------------------------------------------------------------------------

7. Extension of Termination Date: Subject to the prior agreement of all the Banks, excluding Assignor, to extend their scheduled Termination Dates to December 30, 2003 pursuant to Section 11.12 of the Credit Agreement, Assignee agrees to the extension of its scheduled Termination Date to December 30, 2003 pursuant to Section 11.12 of the Credit Agreement.


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Effective Date:  March 15, 2002 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND
WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                         ASSIGNOR: CITIZENS BANK OF RHODE ISLAND


                                           By:         /s/ Craig E. Schermerhorn
                                                     Name: Craig E. Schermerhorn
                                                        Title:   Vice President



                                                 ASSIGNEE: BANK OF AMERICA, N.A.


                                                   By:         /s/ Renee Sampson
                                                             Name: Renee Sampson
                                                         Title:   Vice President


In consideration of the preparation of this Assignment and Assumption by Assignor and Assignee, the Administrative Agent hereby waives its $3,500 administrative fee, and further consents to and accepts this Assignment and
Assumption:

THE BANK OF NEW YORK, as
Administrative Agent and as Swing Line Bank
By:  BNY Capital Markets, Inc., as agent

By:               /s/ Janet L. Wolff
       Name:      Janet L. Wolff
       Title:     Vice President



Consented to:

REALTY INCOME CORPORATION

By:               /s/ Gary Malino
      Name:       Gary M. Malino
      Title:      President, Chief Operating Officer




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                                     ANNEX 1

  The $200,000,000 Revolving Credit Agreement dated as of December 14, 1999, as amended among Realty Income Corporation, the Lenders parties thereto, The Bank of New York as Administrative Agent and as Swing Line Bank , and the other agents parties thereto

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

                  1.  Representations and Warranties.
                      ------------------------------

                  1.1 Assignor. The Assignor (a) represents and warrants that
(i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document,
(ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

                  1.2. Assignee. The Assignee (a) represents and warrants that
(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder,
(iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

                  2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

                  3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.


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